                                  EXHIBIT (16)

                           Executed Powers of Attorney

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


SIGNATURE                                   TITLE               DATE


/s/ Mark E. Nagle                           President           October 10, 1998
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Mark E. Nagle

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


SIGNATURE                          TITLE                        DATE


/s/ Robert J. DellaCroce           Treasurer and                October 10, 1998
------------------------------     Chief Financial Officer
Robert J. DellaCroce

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


SIGNATURE                                   TITLE                        DATE


/s/ Thomas L. Braje                         Trustee
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Thomas L. Braje

/s/ David A. Goldfarb                       Trustee
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David A. Goldfarb

/s/ William R. Howell                       Trustee
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William R. Howell

/s/ Joseph C. Jaeger                        Trustee
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Joseph C. Jaeger

/s/ Frederick J. Long                       Trustee
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Frederick J. Long

/s/ Paul L. Smith                           Trustee
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Paul L. Smith

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


SIGNATURE                             TITLE                  DATE


/s/ Michael L. Noel                   Trustee                September 9, 1999
---------------------------
Michael L. Noel

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


SIGNATURE                              TITLE                   DATE


/s/ Robert M. Whitler                  Trustee                 September 9, 1999
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Robert M. Whitler